3Q14/FY14 Earnings Release	Page 1 of 4

FOR IMMEDIATE RELEASE

CONTACT:	Investor Relations
John Eldridge
(206) 272-6571
j.eldridge@f5.com

Public Relations
Alane Moran
(206) 272-6850
a.moran@f5.com

F5 Networks Announces Results for Third Quarter of Fiscal 2014
SEATTLE, WA - July 23, 2014 - For the third quarter of fiscal 2014, F5 Networks, Inc. (NASDAQ: FFIV) announced revenue of $440.3 million, up 5 percent from $420.0 million in the prior quarter and 19 percent from $370.3 million in the third quarter of fiscal 2013.
GAAP net income was $79.5 million ($1.05 per diluted share), compared to $69.6 million ($0.91 per diluted share) in the prior quarter and $68.2 million ($0.86 per diluted share) in the third quarter a year ago.
Excluding the impact of stock-based compensation and amortization of purchased intangible assets, non-GAAP net income was $104.6 million ($1.39 per diluted share), compared to $96.9 million ($1.27 per diluted share) in the prior quarter and $88.4 million ($1.12 per diluted share) in the third quarter of last year.
A reconciliation of GAAP net income to non-GAAP net income is included on the attached Consolidated Statements of Operations.
"F5’s solid gains in Q3 were driven by strong growth in product revenue, up 5 percent sequentially and 20 percent year-over-year," said John McAdam, F5 president and chief executive officer. "Growing demand for our expanding array of systems and application services was fueled by increasing awareness and uptake of our security offerings and the appeal of our Good, Better, Best pricing options. During the quarter, sales of Good, Better, Best bundles grew 49 percent from the prior quarter and contributed to a significant increase in sales of software products and of security solutions in particular.
“Sales were generally solid across all geographic regions and vertical market segments, with the exception of Japan. EMEA continued to show signs of strengthening with an increase in year-over-year revenue growth for the fourth consecutive quarter.

3Q14/FY14 Earnings Release	Page 2 of 4

"As we move toward the close of our fiscal year, ending September 30, we believe all of the company-specific drivers that propelled our business through the first three quarters will continue to generate solid sequential and year-over-year growth in the current quarter," McAdam said.
For the fourth quarter of fiscal 2014, the company has set a revenue goal of $453 million to $463 million with a GAAP earnings target of $1.15 to $1.18 per diluted share and a non-GAAP earnings target of $1.46 to $1.49 per diluted share.
A reconciliation of the company's expected GAAP and non-GAAP earnings is provided in the following table:

	Three months ended
	September 30, 2014

Reconciliation of Expected Non-GAAP Fourth Quarter Earnings	Low	High
Net income	$86.4	$88.7
Stock-based compensation expense	$27.0	$27.0
Amortization of purchased intangible assets	$3.2	$3.2
Tax effects related to above items	$(7.2)	$(7.1)
Non-GAAP net income excluding stock-based compensation expense and amortization of purchased intangible assets	$109.4	$111.8
Net income per share - diluted	$1.15	$1.18
Non-GAAP net income per share - diluted	$1.46	$1.49

3Q14/FY14 Earnings Release	Page 3 of 4

About F5 Networks
F5 (NASDAQ: FFIV) provides solutions for an application world. F5 helps organizations seamlessly scale cloud, data center, and software defined networking (SDN) deployments to successfully deliver applications to anyone, anywhere, at any time. F5 solutions broaden the reach of IT through an open, extensible framework and a rich partner ecosystem of leading technology and data center orchestration vendors. This approach lets customers pursue the infrastructure model that best fits their needs over time. The world’s largest businesses, service providers, government entities, and consumer brands rely on F5 to stay ahead of cloud, security, and mobility trends. For more information, go to f5.com.
You can also follow @f5networks on Twitter or visit us on Facebook for more information about F5, its partners, and technology.
Forward Looking Statements
This press release contains forward-looking statements including, among other things, statements regarding the continuing strength and momentum of F5's business, future financial performance, sequential growth, projected revenues including target revenue and earnings ranges, income, earnings per share, share amount and share price assumptions, demand for application delivery networking, application delivery services, security, virtualization and diameter products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance of our new traffic management, security, application delivery, optimization, diameter and virtualization offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; F5's ability to sustain, develop and effectively utilize distribution relationships; F5's ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5's ability to expand in international markets; the unpredictability of F5's sales cycle; F5’s share repurchase program; future prices of F5's common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

3Q14/FY14 Earnings Release	Page 4 of 4

GAAP to non-GAAP Reconciliation
F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is net income excluding stock-based compensation, amortization of purchased intangible assets and acquisition-related charges, net of taxes, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure consists of GAAP net income excluding, as applicable, stock-based compensation, amortization of purchased intangible assets and acquisition-related charges. This measure of non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability. Stock-based compensation is a non-cash expense that F5 has accounted for since July 1, 2005 in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Compensation—Stock Compensation (“FASB ASC Topic 718”). Amortization of intangible assets is a non-cash expense. Investors should note that the use of intangible assets contribute to revenues earned during the periods presented and will contribute to revenues in future periods. Acquisition-related expenses consist of professional services fees incurred in connection with acquisitions.
Management believes that non-GAAP net income per share provides useful supplemental information to management and investors regarding the performance of the company’s core business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the core business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s core business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.
F5 believes that presenting its non-GAAP measure of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s core business and which management uses in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. However, while the GAAP results are more complete, the company provides investors this supplemental measure since, with reconciliation to GAAP, it may provide additional insight into the company’s operational performance and financial results.
For reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, please see the section in our Consolidated Statements of Operations entitled “Non-GAAP Financial Measures.”
# # # #

F5 Networks, Inc.
Consolidated Balance Sheets
(unaudited, in thousands)

	June 30,	September 30,
	2014	2013

ASSETS
Current assets
Cash and cash equivalents	$241,973	$189,693
Short-term investments	369,390	352,450
Accounts receivable, net of allowances of $4,611 and $3,259	243,072	204,205
Inventories	23,143	19,026
Deferred tax assets	22,898	16,342
Other current assets	44,647	34,655
Total current assets	945,123	816,371
Property and equipment, net	62,650	63,522
Long-term investments	508,581	728,981
Deferred tax assets	25,285	22,389
Goodwill	556,957	523,727
Other assets, net	76,889	75,564
Total assets	$2,175,485	$2,230,554
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$36,399	$37,313
Accrued liabilities	94,445	92,608
Deferred revenue	480,376	421,429
Total current liabilities	611,220	551,350
Other long-term liabilities	22,377	25,202
Deferred revenue, long-term	137,062	109,944
Deferred tax liabilities	4,112	5,346
Total long-term liabilities	163,551	140,492
Commitments and contingencies
Shareholders’ equity
Preferred stock, no par value; 10,000 shares authorized, no shares outstanding	—	—
Common stock, no par value; 200,000 shares authorized, 74,415 and 78,090 shares issued and outstanding	18,712	262,505
Accumulated other comprehensive loss	(6,834)	(7,414)
Retained earnings	1,388,836	1,283,621
Total shareholders’ equity	1,400,714	1,538,712
Total liabilities and shareholders’ equity	$2,175,485	$2,230,554

F5 Networks, Inc.
Consolidated Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Net revenues
Products	$236,933	$196,746	$680,669	$586,565
Services	203,352	173,556	586,111	499,420
Total	440,285	370,302	1,266,780	1,085,985
Cost of net revenues (1)(2)
Products	40,387	32,350	115,437	93,915
Services	39,075	32,567	112,570	92,189
Total	79,462	64,917	228,007	186,104
Gross profit	360,823	305,385	1,038,773	899,881
Operating expenses (1)(2)
Sales and marketing	139,945	121,906	415,000	363,205
Research and development	67,026	54,075	198,391	155,150
General and administrative	27,773	25,327	79,306	75,889
Total	234,744	201,308	692,697	594,244
Income from operations	126,079	104,077	346,076	305,637
Other income, net	1,193	2,874	1,462	6,542
Income before income taxes	127,272	106,951	347,538	312,179
Provision for income taxes	47,799	38,773	130,376	111,096
Net income	$79,473	$68,178	$217,162	$201,083

Net income per share — basic	$1.06	$0.87	$2.86	$2.56
Weighted average shares — basic	74,812	78,516	75,926	78,636

Net income per share — diluted	$1.05	$0.86	$2.84	$2.54
Weighted average shares — diluted	75,369	78,864	76,581	79,207

Non-GAAP Financial Measures
Net income as reported	$79,473	$68,178	$217,162	$201,083
Stock-based compensation expense (3)	31,833	27,861	101,997	82,181
Amortization of purchased intangible assets	2,172	1,032	6,341	3,098
Tax effects related to above items	(8,912)	(8,650)	(29,274)	(22,576)
Net income excluding stock-based compensation and amortization of purchased intangible assets (non-GAAP) - diluted	$104,566	$88,421	$296,226	$263,786

Net income per share excluding stock-based compensation and amortization of purchased intangible assets (non-GAAP) - diluted	$1.39	$1.12	$3.87	$3.33

Weighted average shares - diluted	75,369	78,864	76,581	79,207

(1) Includes stock-based compensation as follows:
Cost of net revenues	$3,522	$2,966	$11,394	$8,860
Sales and marketing	12,350	10,259	40,570	31,533
Research and development	10,976	8,966	34,604	25,030
General and administrative	4,985	5,670	15,429	16,758
	$31,833	$27,861	$101,997	$82,181

(2) Includes amortization of purchased intangible assets as follows:
Cost of net revenues	$1,786	$957	$5,239	$2,873
Sales and marketing	386	75	1,102	225
	$2,172	$1,032	$6,341	$3,098

(3)    Stock-based compensation is accounted for in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”)

F5 Networks, Inc.
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Nine Months Ended
	June 30,
	2014	2013
Operating activities
Net income	$217,162	$201,083
Adjustments to reconcile net income to net cash provided by operating activities:
Realized gain on disposition of assets and investments	(179)	(190)
Stock-based compensation	101,997	82,181
Provisions for doubtful accounts and sales returns	2,109	584
Depreciation and amortization	34,055	29,705
Deferred income taxes	(4,389)	(3,601)
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable	(40,964)	(20,550)
Inventories	(4,117)	(850)
Other current assets	(9,800)	(18,069)
Other assets	(1,056)	1,517
Accounts payable and accrued liabilities	(1,659)	7,420
Deferred revenue	85,968	72,468
Net cash provided by operating activities	379,127	351,698
Investing activities
Purchases of investments	(387,147)	(744,557)
Maturities of investments	437,752	509,381
Sales of investments	144,790	138,171
Decrease (increase) in restricted cash	5	(713)
Acquisition of businesses, net of cash acquired	(49,439)	(124,918)
Purchases of property and equipment	(15,636)	(21,434)
Net cash provided by (used in) investing activities	130,325	(244,070)
Financing activities
Excess tax benefit from stock-based compensation	8,155	3,656
Proceeds from the exercise of stock options and purchases of stock under employee stock purchase plan	35,247	29,405
Repurchase of common stock	(500,542)	(150,000)
Net cash used in financing activities	(457,140)	(116,939)
Net increase (decrease) in cash and cash equivalents	52,312	(9,311)
Effect of exchange rate changes on cash and cash equivalents	(32)	(3,590)
Cash and cash equivalents, beginning of year	189,693	211,181
Cash and cash equivalents, end of year	$241,973	$198,280